                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934


Filed by the Registrant[X]
Filed by a Party other than the Registrant[  ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to section 240.14a-12

                            FFD FINANCIAL CORPORATION
                   -------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    -------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required.
[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1)     Title of each class of securities to which transaction applies:

                ---------------------------------------------------------------
         2)     Aggregate number of securities to which transaction applies:

                ---------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                ---------------------------------------------------------------
         4)     Proposed maximum aggregate value of transaction:

                ---------------------------------------------------------------
         5)     Total fee paid:

                ---------------------------------------------------------------

[   ]    Fee paid previously with preliminary materials.
[   ]    Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)     Amount Previously Paid:

                ---------------------------------------------
         2)     Form, Schedule or Registration Statement No.:

                ---------------------------------------------
         3)     Filing Party:

                ---------------------------------------------
         4)     Date Filed:

                ---------------------------------------------

                            FFD FINANCIAL CORPORATION
                            321 NORTH WOOSTER AVENUE
                                DOVER, OHIO 44622
                                 (330) 364-7777

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         The 2002 Annual Meeting of Shareholders of FFD Financial Corporation ("FFD" or the "Company") will be held at the Monarch Center, 831 Boulevard, Dover, Ohio 44622, on October 15, 2002 at 1:00 p.m., local time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

              1.     To elect three directors of FFD for terms expiring in 2004;
                     and

              2. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Only shareholders of FFD of record at the close of business on August 30, 2002, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. The giving of a Proxy does not affect your right to vote in person in the event you attend the Annual Meeting.


                                            By Order of the Board of Directors




Dover, Ohio                                 Trent B. Troyer, President
September 9, 2002

                            FFD FINANCIAL CORPORATION
                            321 NORTH WOOSTER AVENUE
                                DOVER, OHIO 44622
                                 (330) 364-7777

                                 PROXY STATEMENT


                                     PROXIES

         The enclosed Proxy is solicited by the Board of Directors of FFD Financial Corporation ("FFD") for use at the 2002 Annual Meeting of Shareholders of FFD to be held at the Monarch Center, 831 Boulevard, Dover, Ohio 44622, on October 15, 2002, at 1:00 p.m., local time, and at any adjournments thereof (the "Annual Meeting"). The Proxy will not be used for any other meeting. Without affecting any vote previously taken, the Proxy may be revoked by a shareholder executing a later dated proxy which is received by FFD before the Proxy is exercised or by giving notice of revocation to FFD in writing or in open meeting before the Proxy is exercised. Attendance at the Annual Meeting will not, by itself, revoke a Proxy.

         Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

                  FOR the election of Stephen G. Clinton, Leonard L. Gundy and Enos L. Loader as directors of FFD for terms expiring in 2004.

         Proxies may be solicited by the directors, officers and other employees of FFD and its subsidiary, First Federal Community Bank ("First Federal"), in person or by telephone, telegraph or mail only for use at the Annual Meeting. The cost of soliciting Proxies will be paid by FFD.

         Only shareholders of record as of the close of business on August 30, 2002 (the "Voting Record Date"), are entitled to vote at the Annual Meeting. Each such shareholder will be entitled to cast one vote for each share owned. FFD's records disclose that, as of the Voting Record Date, there were 1,237,678 votes entitled to be cast at the Annual Meeting.

         This Proxy Statement is first being mailed to shareholders of FFD on or about September 16, 2002.

                                  VOTE REQUIRED

ELECTION OF DIRECTORS

         Under Ohio law and FFD's Code of Regulations (the "Regulations"), the three nominees receiving the greatest number of votes will be elected as directors. Each shareholder will be entitled to cast one vote for each share owned. Shares held by a nominee for a beneficial owner that are represented in person or by proxy but not voted ("non-votes") and shares as to which the authority to vote is withheld are not counted toward the election of directors. If you sign and date a Proxy but do not specify how your shares should be voted, your shares will be voted FOR the election of the three nominees.

                             OWNERSHIP OF FFD STOCK

         The following table sets forth certain information about the number of common shares of FFD beneficially owned by each current director of FFD and each nominee for director, by the President of FFD and by all directors and executive officers of FFD as a group as of August 30, 2002:

                                          Amount and nature of beneficial ownership
                                          ------------------------------------------
                                          Sole voting and          Shared voting and             Percent of
Name and address (1)                      investment power          investment power         shares outstanding
--------------------                      ----------------          ----------------         ------------------

Stephen G. Clinton                            18,250 (2)                17,739 (3)                     2.89
J. Richard Gray                               15,000 (2)                20,000                         2.81
Leonard L. Gundy                               1,000                         -                         0.08
Richard J. Herzig                             11,759 (2)                12,500                         1.95
Enos L. Loader                                 6,367 (4)                16,889 (3)                     1.87
Roy O. Mitchell, Jr.                          13,000 (2)                14,000                         2.17
Robert D. Sensel                              21,759 (2)                10,000                         2.55
Trent B. Troyer                               11,294 (5)                15,889 (3)                     2.19
All directors and executive
  officers of FFD as a group (10 people)     159,364 (6)                80,239                        18.19

__________________

(1) Each of the persons listed on this table may be contacted at the address of FFD.

(2) Includes 8,945 shares that may be acquired upon the exercise of options awarded under the FFD Financial Corporation 1997 Stock Option and Incentive Plan (the "Stock Option Plan").

(3) Includes 15,889 shares held by the RRP Trust as to which Mr. Clinton, Mr. Loader, Mr. Troyer and Robert R. Gerber have shared voting power as Trustees of the First Federal Community Bank Recognition and Retention Plan (the "RRP").

(4) Includes 3,578 shares that may be acquired upon the exercise of options awarded under the Stock Option Plan.

(5) Includes 2,952 shares that may be acquired upon the exercise of options awarded under the Stock Option Plan.

(6) Includes 79,305 shares that may be acquired upon the exercise of options awarded under the Stock Option Plan and 200 shares that are expected to be earned in the next 60 days under the RRP.

         The following table sets forth certain information about the only persons known to FFD to own beneficially more than five percent of the outstanding common shares of FFD as of August 30, 2002:

                                       Amount and nature of               Percent of
Name and address                       beneficial ownership           shares outstanding
----------------                       ---------------------          ------------------
FFD Financial Corporation                  138,210 (1)                      11.17%
  Employee Stock Ownership Plan
1201 Broadway
Quincy, Illinois  62301

Robert R. Gerber                            70,023 (2)                       5.55%
658 Orchard Avenue N.W.
New Philadelphia, Ohio  44663

______________________

  (1) Includes 79,055 unallocated shares as to which First Bankers Trust Company, N.A. (the "ESOP Trustee"), as the Trustee for the FFD Financial Corporation Employee Stock Ownership Plan (the "ESOP"), has sole voting power. The ESOP Trustee has sole investment power over all 138,210 shares.

  (2) Includes 12,846 shares allocated to Mr. Gerber's ESOP account as to which Mr. Gerber has voting power, 24,175 shares that may be acquired upon the exercise of an option and 15,889 shares held by the RRP as to which Mr. Gerber has shared voting power as Trustee.


                               BOARD OF DIRECTORS

ELECTION OF DIRECTORS

         The Board of Directors proposes the election of the following persons to serve as directors of FFD until the annual meeting of shareholders in 2004 and until their successors are duly elected and qualified:

Name                              Age                Director of FFD since
----                              ---                ---------------------

Stephen G. Clinton                49                          1995
Leonard L. Gundy                  53                            -
Enos L. Loader                    65                          1998

         STEPHEN G. CLINTON is Vice President of Young & Associates, a financial institution consulting and capital markets firm headquartered in Kent, Ohio and President of Capital Market Securities, Inc., a brokerage firm also located in Kent. Prior to joining Young in 2001, Mr. Clinton was a principal of Tucker Anthony Capital Markets, an investment banking firm headquartered in Boston, Massachusetts, providing assistance to financial institutions in their implementation of capital strategies. Prior to joining Tucker Anthony in 1997, Mr. Clinton was for seven years the President of National Capital Companies, LLC, an investment banking firm.

         LEONARD L. GUNDY is President of Benchmark Construction, Inc. located in New Philadelphia, Ohio. Mr. Gundy has served as President of Benchmark, formerly Gundy Construction, Inc., since 1967.

         ENOS L. LOADER was employed by Bank One Dover N.A. for 38 years, retiring in 1998 as Executive Vice President and Chief Operating Officer. He currently provides business financial consulting to several firms.

         If any nominee is unable to stand for election, any Proxies granting authority to vote for that nominee will be voted for such substitute as the Board of Directors recommends.

         The following directors will continue to serve after the Annual Meeting for terms expiring in 2003:

Name                              Age                 Director of FFD since
----                              ---                 ---------------------

J. Richard Gray                   75                          1995
Roy O. Mitchell, Jr.              75                          1995
Robert D. Sensel                  57                          1995

         J. RICHARD GRAY has been employed by Hanhart Agency, Inc., an insurance agency in Dover, since 1951. Mr. Gray has served as that company's Chairman for the past seven years.

         ROY O. MITCHELL, JR. served as Managing Officer of First Federal from 1967 until his retirement from First Federal in 1992.

         ROBERT D. SENSEL has been President and Chief Executive Officer of Dover Hydraulics, Inc., Dover, Ohio, since 1984. Dover Hydraulics is involved in the manufacture, repair and distribution of hydraulic cylinders and components for the steel, construction and mining industries.

         In accordance with Section 2.03 of the Regulations, nominees for election as directors may be proposed only by the directors or by a shareholder entitled to vote for directors if the shareholder has submitted a written nomination to the Secretary of FFD by the later of the July 31st immediately preceding the annual meeting of shareholders or the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. Each written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of common shares of FFD owned either beneficially or of record by the nominee and the length of time such shares have been so owned.

         Each of the directors of FFD is also a director of First Federal. Messrs. Clinton, Gray, Herzig, Mitchell and Sensel became directors of FFD in 1996 in connection with the conversion of First Federal from mutual to stock form (the "Conversion") and the formation of FFD as the holding company for First Federal. Mr. Loader was appointed to the boards of FFD and First Federal effective June 1, 1998.

MEETINGS OF DIRECTORS

         The Board of Directors of FFD met twelve times for regularly scheduled and special meetings during the fiscal year ended June 30, 2002. Each director attended at least 75% of the aggregate of such meetings and the meetings of the committees on which he served.

         The Board of Directors of First Federal met thirteen times for regularly scheduled and special meetings during the fiscal year ended June 30, 2002.

COMMITTEES OF DIRECTORS

         FFD has an Audit Committee, a Stock Option Committee, an ESOP Committee, a Management Assessment Committee and a Nominating Committee. FFD does not have a compensation committee.

         The Audit Committee is responsible for selecting and recommending to the Board of Directors a firm to serve as auditors for FFD and reviewing the report prepared by the auditors. All six of the directors serve on the Audit Committee. The Audit Committee met once during the fiscal year ended June 30, 2002.

         The Stock Option Committee is responsible for administering the Stock Option Plan, including interpreting the Stock Option Plan and granting options pursuant to its terms. The members of the Stock Option Committee are Messrs. Gray, Herzig, Mitchell and Sensel. The Stock Option Committee met once during the fiscal year ended June 30, 2002.

         The ESOP committee is responsible for administering and overseeing the ESOP. All six of the directors are members of the ESOP Committee. The ESOP Committee met once during the last fiscal year.

         The Management Assessment Committee is responsible for evaluating the performance, leadership and direction of the President and CEO and other members of management and for establishing the salaries of FFD's officers. All six of the directors serve on the committee. The Management Assessment Committee met once during the fiscal year ended June 30, 2002.

         The Nominating Committee is responsible for nominating candidates for election to the Board of Directors. The members of the Nominating Committee are Messrs. Clinton, Gray, Loader and Sensel. The Nominating Committee met once during the last fiscal year.

                               EXECUTIVE OFFICERS

         The following persons are executive officers of FFD and First Federal:

Name                       Age        Positions held
----                       ---        --------------

Trent B. Troyer            39         President and Chief Executive Officer of FFD and
                                      First Federal

Robert R. Gerber           53         Vice President, Treasurer and Chief Financial Officer
                                      of FFD and First Federal

Shirley A. Wallick         57         Secretary of FFD and First Federal

Scott C. Finnell           33         Executive Vice President of FFD and First Federal

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

         The following includes compensation paid to Mr. Troyer, who is currently the President and Chief Executive Officer of FFD and First Federal, and for Mr. Gerber who served as President of FFD and First Federal until October 2000. No other executive officer of FFD or First Federal earned salary and bonus in excess of $100,000 during such periods.

                                                     Summary Compensation Table
                                                     --------------------------

                                ------------------------  ----------------------------------------------------------------------
                                 Annual compensation(1)                          Long term compensation
---------------------  -------  ------------------------  ----------------------------------------------------------------------
                                                                           Awards                            Payouts
                                                          --------------------------------------- ------------------------------
  Name and Principal    Year        Salary        Bonus   Restricted stock  Securities underlying      LTIP        All other
  Position                           ($)           ($)         awards           options/SARs         Payouts     compensation
                                                                 ($)                 (#)               (#)            (2)
---------------------  -------  ------------------------  ----------------- --------------------- ------------ -----------------
  Trent B. Troyer,      2002         $82,000     $25,000          -                2,000                   -        $14,759
  President             2001         $67,500     $10,000          -                    -                   -        $11,323

  Robert R. Gerber,     2001         $77,000     $ 6,000          -                    -                   -        $17,499
  President             2000         $89,000     $ 6,500          -                    -                   -        $32,362



(1) Does not include amounts attributable to other miscellaneous benefits received by Mr. Troyer and Mr. Gerber, the cost of which was less than 10% of their compensation.

(2) Consists of the value of allocations to Mr. Troyer and Mr. Gerber's respective ESOP accounts.

STOCK OPTION PLAN

         The shareholders of FFD adopted the Stock Option Plan in 1996, and 145,475 shares have been reserved for issuance upon exercise of options, of which 138,329 shares have been awarded. Directors, officers and employees of FFD and First Federal are eligible to receive options under the Stock Option Plan.

         The following table sets forth information regarding the number and value of unexercised options held by Mr. Troyer at June 30, 2002:

                                    Aggregated Option/SAR Exercises in Last Fiscal Year and 6/30/02 Option/SAR Values
                                  ------------------------------------------------------------------------------------
                                                               Number of securities underlying        Value of unexercised
                                Shares                           unexercised options/SARs at        "in the money" options/
                             acquired on          Value                   6/30/02(#)                 SARs at 6/30/02($)(1)
Name                         exercise(#)        realized($)        exercisable/unexercisable       exercisable/unexercisable
----                        -------------       -----------        --------------------------      -------------------------

Trent B. Troyer                  -0-                N/A                 2,952 / 2,000                   $7,616 / $3,500

_________________

(1) For purposes of this table, the value of the option was determined by multiplying the number of shares subject to unexercised options by the difference between the exercise price of the option and the fair market value of FFD's common shares, which was $13.75 per share on June 30, 2002, based on the closing bid price reported by Nasdaq. The exercise price of 2,952 of Mr. Troyer's options is $11.17 per share and the exercise price for 2,000 of Mr. Troyer's options is $12.00 per share.

         The following table sets forth information regarding all stock option grants to Mr. Troyer during the year ended June 30, 2002:

                                                     Option/SAR Grants in Last Fiscal Year
                     ------------------------------------------------------------------------------------------
                           Number of           Percent of total
                           securities            options/SARs
                           underlying              granted
                          options/SARs           to employees          Exercise or base
Name                       granted (#)          in fiscal year           price ($/sh)           Expiration date
-----                      -----------          -------------            -----------            ----------------

Trent B. Troyer              2,000                   100                    12.00                   1/11/12

______________________________

RECOGNITION AND RETENTION PLAN

         The RRP has purchased 50,245 common shares of FFD, 37,924 of which have been awarded and not forfeited. One-fifth of such shares become earned and non-forfeitable on each of the first five anniversaries of the date of the award.

EMPLOYEE STOCK OWNERSHIP PLAN

         FFD has established the ESOP for the benefit of employees of FFD and its subsidiaries, including First Federal, who are age 21 or older and who have completed at least one year of service with FFD and its subsidiaries. The ESOP provides an ownership interest in the Company to all eligible full-time employees of the Company. The ESOP trust borrowed funds from the Company with which it acquired 116,380 common shares in the Conversion.

         Contributions to the ESOP and shares released from the suspense account are allocated among participants on the basis of compensation. Except for participants who retire, become disabled or die during a plan year, all other participants must have completed at least 1,000 hours of service in order to receive an allocation. Benefits become fully vested after five years of service.

DIRECTOR COMPENSATION

         Each director who is not an executive officer of FFD receives a fee of $300 per regular meeting attended and $50 per special meeting attended. Each director who is not an executive officer of First Federal receives a fee of $700 per regular meeting attended and $50 per special meeting attended. In addition, directors who are not executive officers of either FFD or First Federal receive a fee of $25 per committee meeting attended.

         In addition to the fees mentioned above, Mr. Loader received $20,000 for his service as Chairman of the Board of Directors.

                              CERTAIN TRANSACTIONS

         First Federal makes loans to executive officers and directors in the ordinary course of business. All amounts owed by directors or executive officers in excess of $60,000 during the last two fiscal years were owed pursuant to loans made on substantially the same terms as those prevailing at the time for comparable transactions with other persons, did not involve more than the normal risk of collectibility or present other unfavorable features and are current in their payments.

         In January 2002, Benchmark Construction, Inc. was awarded a contract in the amount of $207,500 to renovate First Federal's new branch office at 902 Boulevard, Dover, Ohio 44622. Mr. Gundy, a nominee for election as director of FFD, is the President and a shareholder of Benchmark.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under the federal securities laws, FFD's directors and executive officers and persons holding more than 10% of the common shares of FFD are required to report their ownership of common shares and any changes in such ownership to the Securities and Exchange Commission (the "SEC") and FFD. To the Company's knowledge, based solely upon a review of such reports and written representations that no other reports were required during the fiscal year ended June 30, 2002, Mr. Finnell filed after the applicable due date a Form 3 regarding his share ownership at the time he became an officer of the Company and a Form 5 regarding the granting of an award of RRP shares. No other directors, officers or 10% holders failed to timely file any such reports.

                              SELECTION OF AUDITORS

         The Board of Directors has selected Grant Thornton LLP as the auditors of FFD for the current fiscal year. Management expects that a representative of Grant Thornton will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors of FFD is comprised of six directors, all of whom are considered "independent" under Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Audit Committee is responsible for overseeing the Company's accounting functions and controls, as well as recommending to the Board of Directors an accounting firm to audit FFD's financial statements. The Audit Committee has adopted a charter to set forth its responsibilities (the "Charter").

         As required by the Charter, the Audit Committee received and reviewed the report of Grant Thornton regarding the results of their audit, as well as the written disclosures and the letter from Grant Thornton required by Independence Standards Board Standard No. 1. The Audit Committee reviewed the audited financial statements with the management of FFD. A representative of Grant Thornton also discussed with the Audit Committee the independence of Grant Thornton from FFD, as well as the matters required to be discussed by Statement of Auditing Standards 61. Discussions between the Audit Committee and the representative of Grant Thornton included the following:

         - Grant Thornton's responsibilities in accordance with generally accepted auditing standards

         - The initial selection of, and whether there were any changes in, significant accounting policies or their application

         -        Management's judgments and accounting estimates

         -        Whether there were any significant audit adjustments

         -        Whether there were any disagreements with management

         -        Whether there was any consultation with other accountants

         - Whether there were any major issues discussed with management prior to Grant Thornton's retention

         - Whether Grant Thornton encountered any difficulties in performing the audit

         - Grant Thornton's judgments about the quality of FFD's accounting principles

         - Grant Thornton's responsibilities for information prepared by management that is included in documents containing audited financial statements

         Based on its review of the financial statements and its discussions with management and the representative of Grant Thornton, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended June 30, 2002, to be filed with the SEC.

Stephen G. Clinton
J. Richard Gray
Richard J. Herzig
Enos L. Loader
Roy O. Mitchell, Jr.
Robert D. Sensel

AUDIT FEES

         During the fiscal year ended June 30, 2002, Grant Thornton billed FFD $42,575 in fees for professional services in connection with the audit of FFD's annual financial statements and the review of financial statements included in FFD's Forms 10-QSB.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

        During the last fiscal year, FFD did not occur fees for professional accounting services to design, implement or manage, hardware or software that collects or generates information significant to FFD's financial statements.

ALL OTHER FEES

         During the fiscal year ended June 30, 2002, Grant Thornton billed FFD $7,650 in fees for services rendered by Grant Thornton for all accounting services other than the services discussed under the headings AUDIT FEES and FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES above.


                   PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

         If a qualified shareholder of FFD intends to submit a proposal to be considered for inclusion in FFD's form of Proxy and in FFD's Proxy Statement (the "Proxy Materials") for the 2003 Annual Meeting of Shareholders (the "2003 Annual Meeting"), such proposal must be received by the Company no later than May 15, 2003. If a shareholder intends to present a proposal at the 2003 Annual Meeting and the proposal was not included in the Proxy Materials, then the proxies designated by the Board of Directors of FFD for the 2003 Annual Meeting of Shareholders of FFD will still be entitled to vote in their discretion on such proposal despite the exclusion of any discussion of the matter in the Proxy Materials if the proposal is not received by FFD before July 30, 2003.

         Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                                          By Order of the Board of Directors




Dover, Ohio                               Trent B. Troyer, President
September 9, 2002

                                 REVOCABLE PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                            FFD FINANCIAL CORPORATION

          FFD FINANCIAL CORPORATION 2002 ANNUAL MEETING OF SHAREHOLDERS

                                OCTOBER 15, 2002

         The undersigned shareholder of FFD Financial Corporation ("FFD") hereby constitutes and appoints J. Richard Gray and Robert D. Sensel, or either one of them, as the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the 2002 Annual Meeting of Shareholders of FFD to be held at the Monarch Center, 831 Boulevard, Dover, Ohio 44622, at 1:00 p.m. local time (the "Annual Meeting"), all of the shares of FFD which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1.       The election of three directors:

         [   ]  FOR all nominees                  [   ]   WITHHOLD authority to
                Listed below                              vote for all nominees
                (except as marked to the                  listed below:
                    contrary below):

                                          Stephen G. Clinton
                                          Leonard L. Gundy
                                          Enos L. Loader

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).


-----------------------------------------------------------------------

2. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

         IMPORTANT: PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

         The Board of Directors recommends a vote "FOR" the nominees listed above.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Unless otherwise specified, the shares will be voted FOR proposal 1.

         All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the 2002 Annual Meeting of Shareholders of FFD and of the accompanying Proxy Statement is hereby acknowledged.

         Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.


____________________________                ______________________________
Signature                                   Signature


____________________________                ______________________________
Print or Type Name                          Print or Type Name


Dated: _____________________                Dated: _______________________


PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.